CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906
                            OF THE SARBANES-OXLEY ACT

I, Jeffrey S. Thomas, Chief Executive Officer of Atlantic Whitehall Funds Trust (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    JULY 22, 2008                         /S/ JEFFREY S. THOMAS
      ---------------------          -------------------------------------------
                                     Jeffrey S. Thomas, Chief Executive Officer
                                     (principal executive officer)


I, Kenneth Kozanda, Chief Financial Officer of Atlantic Whitehall Funds Trust (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    JULY 21, 2008                        /S/ KENNETH KOZANDA
      ---------------------          -------------------------------------------
                                     Kenneth Kozanda, Chief Financial Officer
                                     (principal financial officer)